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                             Prudential Value Fund

                       Supplement dated January 24, 2003
                       Prospectus dated December 30, 2002

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   The portion of the chart listing Class B share average annual total returns before taxes in the Prospectus on page 4 under 'Risk/Return Summary--Evaluating Performance--Average Annual Total Returns' is supplemented with the following information. The information in this Supplement supersedes any contrary information that may be contained either in the Fund's Prospectus or Statement of Additional Information:

    CLASS B SHARES        1 YR     5 YRS     10 YRS        SINCE INCEPTION
----------------------   ------    ------    ------    -----------------------
Return Before Taxes       -7.99%     9.60%    11.65%    10.78% (since 1-22-87)




MF131C2